UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2006
GNC CORPORATION
GENERAL NUTRITION CENTERS, INC.
(Exact name of registrants as specified in their charters)

Delaware	333-116040	72-1575170
Delaware	333-114502	72-1575168
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices) (Zip Code)
(412) 288-4600
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.
     General Nutrition Centers, Inc., together with its sole stockholder, GNC Corporation (collectively, the “Company”), has elected to seek an amendment to the credit agreement governing its senior credit facility for the purpose of decreasing the interest rates applicable to the term loan facility that is part of the senior credit facility and favorably modifying certain non-financial covenants. The Company is in discussions with the administrative agent for the senior credit facility with respect to the amendment, but can give no assurances that an amendment will be obtained or as to the terms of any amendment.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated: May 18, 2006

GNC CORPORATION GENERAL NUTRITION CENTERS, INC. (Registrants)
By:	/s/ Mark L. Weintrub
Mark L. Weintrub
Senior Vice President and Chief Legal Officer